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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08071

Lazard Retirement Series, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:        (212) 632-6000

Date of fiscal year end:       12/31

Date of reporting period:       6/30/07

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard
Retirement Series
Semi-Annual
Report

JUNE 30, 2007

Lazard Retirement Series, Inc.

Shares of the Portfolios are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc., you may obtain the prospectus by calling 800-887-4929, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about Portfolios of Lazard Retirement Series, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Lazard Retirement Series, Inc.

Investment Overviews

A Message from Lazard

With stock markets around the globe reaching and, in some cases, surpassing their all-time highs, strong gains have increased the value of many investors’ portfolios. However, long-term positive returns for stocks may have made your portfolio more risky. As the value of stocks has climbed, so too may have the stock portion of your overall asset allocation. And, in general, with a higher exposure to stocks comes a higher exposure to risk from market fluctuations.

Your portfolio’s asset allocation moves away from its original allocation all of the time, as one asset class outperforms or lags behind another. When this occurs, the outperforming asset class or investment style takes on a greater weighting within your overall portfolio, while the underperforming asset classes or styles take on less weighting. The direction and magnitude of your allocation’s changes depend on how much returns diverge among the different classes or styles. Though you should avoid continually tinkering with your mix of investments, maintaining your desired investment allotments requires periodic review and an occasional reallocation of your assets, especially after strong market gains or losses.

Here are three ways you can realign the individual components of your portfolio back to your target mix: direct future purchases to asset classes that are below their target percentages, direct dividends from asset classes that exceed their targets into those that are below target, or shift money out of the asset classes that exceed their targets into the other investments. Of course there may be tax consequences if you make changes in non-retirement accounts. Rebalancing sounds simple. But reallocating assets away from investments that have done well to those that haven’t can be difficult since investors naturally want to stick with their winners. But remember that rebalancing is not about maximizing potential return, it’s about maintaining a risk profile that is consistent with your needs and comfort level.

Have rising equity markets unbalanced the asset allocation of your portfolio? If so, this may be good time to meet with your financial advisor for an allocation check-up, in order to protect against a shift in your target asset allocation and risk profile due to recent market events.

World Markets Overview

U.S. Equities: The Fed Stays the Course

U.S. stocks rose modestly in the beginning of 2007, fueled by the combination of moderating economic growth, solid corporate profits, and strong mergers and acquisitions activity. Then, a sharp selloff began two days before the end of February, driving indices to modest losses. While there was no obvious trigger for the selloff, some analysts pointed to a sharp decline in Chinese shares. Others blamed the rally in the Japanese yen, which implied that speculators were reversing the “carry trade.” Stocks recovered much of these losses in March and rose steadily in April and May. But stocks experienced increased volatility again in June, as the rise in interest rates accelerated and investors became increasingly cautious following news of potential hedge fund losses in the subprime mortgage market. The Federal Reserve decided to leave interest rates unchanged at the June meeting, with inflation concerns and sustained economic growth as the main drivers behind its decision. From a sector perspective, many of the sectors that did well last year, such as materials, telecom services, and energy, continued to perform well during the first half of 2007. Conversely, more economically defensive groups, such as health care and consumer staples, continued to lag. Financials were among the worst-performing groups, as uncertainty surrounding the scope of the recent rise in subprime-loan defaults weighed on the sector.

During the first half of 2007, large-cap stocks outpaced small caps, as investors began to appreciate their more stable cash flows and dividend yields. Large-cap stocks, as measured by the Russell 1000® Index, gained 7.18%, while small-cap stocks returned 6.45% as measured by the Russell 2000® Index. Mid-cap stocks outperformed both their large- and small-cap brethren, as the Russell Midcap® Index rose 9.90%. Growth stocks also fared better than their value counterparts at each capitalization tier during the first half of the year. Large-cap growth stocks, as measured by the Russell 1000 Growth Index, rose 8.13%, while large-cap value stocks gained 6.23%, as measured by the Russell 1000 Value Index. Mid-cap growth stocks also enjoyed an edge over their value peers, as the Russell Midcap Growth Index rose 10.97%, beating the 8.69% return of the Russell Midcap Value Index.

Lazard Retirement Series, Inc.

Investment Overviews (continued)

Finally, small-cap growth stocks, as measured by the Russell 2000 Growth Index, rose 9.33%, while small-cap value stocks, as measured by the Russell 2000 Value Index, finished with a 3.80% return.

International Equities: Strength in European Economy Drives Stocks Higher

Continued strength in the European economy, coupled with robust mergers activity, helped international stocks outperform their U.S. counterparts in the first half of 2007. The first quarter started off strongly, as the momentum from equity markets in 2006 continued into 2007. At the end of February, the market experienced a sharp correction, as concerns about the U.S. economy, particularly the housing market, caused investors around the world to take profits that had built up over the previous eight months of positive stock-market returns. Currency movements, particularly the strengthening of the yen against the U.S. dollar, exacerbated the selloff, as investors were forced to pull back on the yen-denominated leverage that had helped fuel the previous stock-market rally. Markets quickly stabilized and, by the end of March, had almost fully recovered their previous highs. The second quarter started out well for equity markets, with a strong April. However, May and June proved more volatile, as concerns about interest rates, various housing markets around the globe, and possible further fallout from the decline of the U.S. subprime mortgage market occupied investors’ attention. Industrial cyclical sectors, such as capital goods, technology, and commodity stocks, including oil, performed well, as global GDP growth continued to be strong. Rising global interest rates, driven by a real increase in financing costs rather than inflation trends, put pressure on interest-rate-sensitive areas of the market, such as utilities, banks, property companies, and many consumer stocks. European and Asian markets outside of Japan performed well, while Japanese stocks lagged significantly amid concerns about the country’s economic recovery.

International small-cap stocks continued their multi-year streak of outperformance over their large-cap counterparts. For the year to date through June 30th, international small-cap stocks returned 11.63%, as measured by the Morgan Stanley Capital International (MSCI®) Europe, Australasia, and Far East (EAFE®) Small Cap Index, while international large-cap stocks returned 10.74%, as measured by the MSCI EAFE Index.

Emerging Markets Equities: Robust Global Economic Outlook Boosts Shares

Emerging markets equities began 2007 with a modest fall, after having enjoyed strong performance in 2006. The markets then corrected sharply at the end of February, as the Shanghai market encountered a steep decline. This was further amplified by investors’ concerns about the U.S. subprime mortgage market. Despite the ensuing volatility, most developing-country stock markets were remarkably resilient, recovering nicely and then experiencing a dramatic rise during the second quarter. Investors became more optimistic about the global economic outlook, despite evidence of inflationary pressures and higher interest rates.

The MSCI Emerging Markets Index rose 15.12% in the first half of 2007. Particularly strong returns were witnessed in Latin America, while Asia also outperformed. In Latin America, Peru enjoyed the best returns in the Index, helped by commodity-price strength. Robust copper prices also helped to lift Chilean shares, while very respectable returns were also witnessed in the largest market, Brazil. Argentina and Venezuela under-performed in this region. In Asia, Chinese equities posted significant gains, mostly in the second quarter. Strong returns were also witnessed in Pakistan, the Philippines, and South Korea. In Thailand, an improving political scenario also resulted in strong performance. There was robust performance in Turkey, while Russia suffered due to the volatile energy markets. From a sector perspective, industrials and materials were by far the strongest performers, while utilities moderately outperformed. The weakest sectors were energy and information technology. Consumer staples and consumer discretionary also underperformed.

Lazard Retirement U.S. Strategic Equity Portfolio

For the six-month period ended June 30, 2007, Lazard Retirement U.S. Strategic Equity Portfolio Service Shares posted a total return of 6.45%, as compared with the 6.96% return of the S&P 500® Index.

Stock selection in consumer staples was the largest contributor to performance, as Coca-Cola Enterprises, which bottles and distributes Coca-Cola Company

Lazard Retirement Series, Inc.

Investment Overviews (continued)

(Coke) products, saw its stock rise based on reports that Coke would purchase another beverage company in an effort to improve its portfolio of products. We believe that this kind of strategic purchase could significantly benefit Coca-Cola Enterprises. Holdings such as Constellation Brands, Kroger, and CVS Caremark also performed well. Stock selection in the consumer discretionary sector also boosted returns, as the Portfolio’s media holdings, including Idearc and R.H. Donnelley, continued to perform well. However the overall impact in this sector was diminished, as shares of Liz Claiborne declined. The company reported disappointing earnings due to a decline in wholesale-clothing sales to large department stores. Yet, we believe the company should benefit from a focus on its more profitable clothing lines and company-owned stores. While the technology sector was not a major contributor to performance, with the underperforming technology hardware and equipment group, performance did benefit from stock selection in the software and services segment of the technology sector, as shares of First Data rose sharply after the company agreed to be acquired by a private-equity firm. This showed that private-equity firms were not only focusing on mid-cap targets but on large-cap companies as well, due to the attractive valuations and consistent free cash flow available in that part of the market. Also in this group, shares of Oracle and DST Systems performed well. In addition, stock selection in financials helped returns, as shares of A.G. Edwards rose. Wachovia agreed to buy the company, creating the second-largest U.S. brokerage firm. A.G. Edwards, First Data, DST Systems, and Kroger were subsequently sold from the Portfolio after they reached our target valuation. While the Portfolio’s overweight in the materials sector was positive, it was offset by the underperformance of Louisiana-Pacific and USG Corp., both of which were affected by the slowing U.S. housing market. Stock selection in health care detracted from returns, as shares of Sepracor declined due to reduced Medicare reimbursement rates for one of its major respiratory drugs. Performance was also hurt by stock selection in energy as holdings, such as BJ Services, lagged the overall sector.

While the multiyear rally in equities continues, a change in market leadership appears to be underway, as investors’ risk tolerance moderates after an extended period of embracing risk. This was seen during the second quarter as large-cap stocks outperformed small caps after an extended period of underperformance. Valuations remain attractive, earnings visibility is quite strong, and the fundamentals for owning certain large-cap stocks are compelling. We believe the Portfolio is well positioned to benefit from those companies that, from our perspective, are attractively valued yet offer high returns on capital and high levels of free cash flow.

Lazard Retirement Small Cap Portfolio

For the six-month period ended June 30, 2007, Lazard Retirement Small Cap Portfolio Service Shares posted a total return of 5.60%, as compared with the 6.45% return of the Russell 2000 Index.

Stock selection in the health care sector benefited performance as shares of Accuray rose. The company, a provider of novel surgical instruments that enable precise location and cutting of tumors, is experiencing rapid adoption of its products. Accuray recently completed a very successful public offering and we sold the stock after it reached our target valuation. Returns were also helped by stock selection in telecom services, as shares of NTELOS Holdings, a provider of wireless services, performed well. The company continues to profitably pursue growth initiatives in its mid-Atlantic operating area. Sector allocation was also a boost to Portfolio results, as its underweight in utilities and overweight in information technology more than offset the negative impact of its underweight in materials and overweight in financials. While we construct our Portfolio on a “bottom-up” basis, we are aware of the historical valuation levels that led to the Portfolio’s underweight in utilities. Stock selection in the financials sector detracted from performance, as shares of BankUnited, the largest independent bank franchise in Florida, were under severe pressure during the period. As a provider of mortgage loans in the especially weak Florida market, the bank has under-performed significantly. Fears of contagion from the subprime market affecting other mortgages have also weighed heavily on the shares. We have met with management several times and have reviewed the bank’s loan portfolio. We believe the shares are currently undervalued, as the market is overly discounting BankUnited’s exposure to both the Florida and sub-prime mortgage markets. However, with no apparent

Lazard Retirement Series, Inc.

Investment Overviews (continued)

near-term catalysts to improve the share price, we have not increased our position in the stock throughout this weakness. Stock selection in the materials sector also hurt returns, as shares of Headwaters declined. Results for the company’s building-construction business have suffered due to a slowdown in residential construction. Also, Head-waters’ very profitable synthetic-fuels business is supported by tax credits that expire at the end of this year. With a large earnings stream being reduced and a lack of clarity about the company’s building-products business, investors have chosen to exit the shares. We continue to own Headwaters, as we believe much of the bad news has already been priced into the shares.

The primary risk for small caps continues to be a slowdown in the economy, which would slow the earnings-growth differential relative to large caps, as well as raise the risk premium for investing in the small-cap market. In the immediate term, we continue to anticipate a resilient economy, which should result in a supportive environment for small-cap markets. As always, we continue to seek out small-cap companies with above-average prospects that can prosper over the long term even if the market environment should turn more difficult.

Lazard Retirement International Equity Portfolio

For the six-month period ended June 30, 2007, Lazard Retirement International Equity Portfolio Service Shares posted a total return of 6.98%, as compared with the 10.74% return of the MSCI EAFE Index.

Portfolio performance for the period was disappointing, considerably underperforming the benchmark. We believe that the economic environment in recent years has been anomalous. During this market environment, we have sought to avoid companies that would be vulnerable to a significant cyclical decline in profitability, should the environment turn increasingly adverse. Conversely, we have sought out companies that have in place internal initiatives to maintain or improve profitability even in a worsening economic environment. Going forward, we will continue to adhere to our relative value philosophy, which has generated strong long-term returns in a variety of asset classes and market environments.

The Portfolio benefited from solid stock selection in consumer staples, as shares of Imperial Tobacco Group rose. The company made a takeover offer for Spanish competitor Altadis, potentially triggering a wave of consolidation in the global tobacco industry. Shares of Reckitt Benckiser also continued to perform well. The integration of the business that the company acquired from Boots Group is proceeding well, and the innovation pipeline continues to be robust. Stock selection in consumer discretionary also aided returns, as shares of DaimlerChrysler rallied after the company sold a majority interest in its less-profitable Chrysler division to a private-equity firm. Shares of Adidas also rose, based on positive results from the company’s restructuring efforts. These positives were offset by an underweight position in materials, a sector with a history of poor returns that more recently has outperformed, as China’s demand for commodities has remained strong. However, we believe the valuations in this group imply an extended period of commodity prices that are well above historical norms. In addition, the volatile historical return on equity of this group and its high sensitivity to economic growth is a challenge for our relative-value process, which focuses on companies able to generate strong profitability in a range of economic environments. Performance in the financial sector was mixed, with the Portfolio’s underweight position and strength in holdings such as BNP Paribas and Banco Bilbao Vizcaya Argentaria, helping returns, while weakness in Northern Rock, Sumitomo Trust, and UniCredito detracted from performance. Stock selection in health care also detracted from performance, as Sanofi-Aventis and GlaxoSmithKline experienced setbacks related to regulatory approval for new products and patent litigation on existing products. Stock selection in industrials was hurt by weakness in BAE Systems. The U.S. government began an investigation of the company related to a contract with the Saudi Arabian government. This investigation not only brings risk of punishment, but also calls into question another Saudi contract that BAE Systems was seeking.

While global economic growth and equity market activity have remained favorable for the year to date, rising interest rates and emerging signs of housing-market stress in the United States and some European countries may cause the investment climate to moderate going forward. We also believe that the rising cost

Lazard Retirement Series, Inc.

Investment Overviews (concluded)

of money may lead to a slowdown in the rapid pace of mergers and acquisitions. Historically, periods of slowing corporate-earnings growth have favored larger-cap, more diversified, and more consistently profitable companies, as investors seek stability in a more adverse environment. This may explain the change in market leadership that occurred in the second quarter, as international large-cap stocks outperformed small caps by a significant margin. Our relative-value orientation has led us to this large-cap part of the market, since it offers low valuations and consistently high return on equity. We continue to find attractive bottom-up stock opportunities while ensuring that the Portfolio is conservatively positioned in the more expensive materials and industrials sectors. As a result, we believe the Portfolio should perform well in these market conditions.

Lazard Retirement Emerging Markets Portfolio

For the six-month period ended June 30, 2007, Lazard Retirement Emerging Markets Portfolio’s Service Shares posted a total return of 17.67%, while Investor Shares posted a total return of 17.79%, as compared with the 15.12% return of the MSCI Emerging Markets Index.

During the period, performance benefited from solid stock selection in the energy and materials sectors. From a regional perspective, performance was enhanced by good stock selection in South Africa, Brazil, and Russia, and from a lower-than-Index weight in Russia. For example, positions in CVRD (a Brazilian miner) and Kumba Iron Ore (a South African mining company) rose sharply, as iron ore prices continued to rise. Conversely, performance was hurt by poor stock selection in South Korea. For example, shares of Samsung Electronics, a South Korean company specializing in electronic-communication products, declined as prices of memory chips, the company’s highest-margin business, dropped more than expected.

We remain relatively positive over the medium and long term, based upon still reasonable valuations and continuing high financial productivity. However, the re-rating of the asset class has been extraordinary, and it is worth noting that emerging markets shares are certainly no longer deeply discounted with respect to developed markets. As a result, we now hold a more cautious opinion in the short term.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2007; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will have not been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

Lazard Retirement Series, Inc.

Performance Overviews
(unaudited)

Lazard Retirement U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of
Lazard Retirement U.S. Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*
Periods Ended June 30, 2007
	One	Five	Since
	Year	Years	Inception**
Retirement U.S. Strategic Equity Portfolio
Service Shares	21.86%	10.34%	5.64%
S&P 500 Index	20.59	10.70	5.22

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or
Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies atthe separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio and had a different investment strategy.

**	The Portfolio’s inception date was March 18, 1998.

Lazard Retirement Series, Inc.

Performance Overviews (continued)
(unaudited)

Lazard Retirement Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of
Lazard Retirement Small Cap Portfolio and Russell 2000® Index*

Average Annual Total Returns*
Periods Ended June 30, 2007
	One	Five	Since
	Year	Years	Inception**
Retirement Small Cap Portfolio Service Shares	15.29%	11.19%	9.41%
Russell 2000 Index	16.43	13.87	8.14

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or
Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The Portfolio’s inception date was November 4, 1997.

Lazard Retirement Series, Inc.

Performance Overviews (continued)
(unaudited)

Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement
International Equity Portfolio and Morgan Stanley Capital International (MSCI®) Europe,
Australasia and Far East (EAFE®) Index*

Average Annual Total Returns*
Periods Ended June 30, 2007
	One	Five	Since
	Year	Years	Inception**
Retirement International Equity Portfolio
Service Shares	20.48%	13.59%	6.82%
MSCI EAFE Index	27.00	17.72	9.49

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or
Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The Portfolio’s inception date was September 1, 1998.

Lazard Retirement Series, Inc.

Performance Overviews (concluded)
(unaudited)

Lazard Retirement Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement
Emerging Markets Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*
Periods Ended June 30, 2007
	Service Shares			Investor Shares
	One	Five	Since	One	Since
	Year	Years	Inception†	Year	Inception†
Retirement Emerging Markets Portfolio**	46.52%	32.09%	12.92%	46.92%	25.54%
MSCI Emerging Markets Index	42.00	29.69	11.83	42.00	20.73

*	All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or
Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares may be greater than or less than the performance of Investor Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Service Shares was November 4, 1997 and for Investor Shares was May 1, 2006.

Lazard Retirement Series, Inc.

Information About Your Portfolio’s Expenses
(unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2007 through June 30, 2007 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the insurance companies. Such charges will have the effect of reducing Account Value.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	1/1/07	6/30/07	1/1/07-6/30/07	1/1/07-6/30/07
Retirement U.S. Strategic Equity Portfolio** Service Shares
Actual	$1,000.00	$1,064.50	$6.40	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%

Retirement Small Cap Portfolio Service Shares
Actual	$1,000.00	$1,056.00	$6.37	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%

Retirement International Equity Portfolio Service Shares
Actual	$1,000.00	$1,069.80	$5.96	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.03	$5.82	1.16%

Retirement Emerging Markets Portfolio Service Shares
Actual	$1,000.00	$1,176.70	$8.29	1.54%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.18	$7.68	1.54%
Investor Shares
Actual	$1,000.00	$1,177.90	$6.98	1.29%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.39	$6.47	1.29%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period)
**	Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio.

Lazard Retirement Series, Inc.

Portfolio Holdings Presented by Sector
June 30, 2007 (unaudited)

	Lazard		Lazard	Lazard
	Retirement	Lazard	Retirement	Retirement
	U.S. Strategic	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
Sector*	Portfolio**	Portfolio	Portfolio	Portfolio
Consumer Discretionary	13.6%	16.0%	11.4%	13.3%
Consumer Staples	10.8	0.8	14.8	8.7
Energy	9.6	6.2	7.7	7.2
Financials	19.7	19.9	23.8	20.7
Health Care	11.6	7.3	8.7	0.7
Industrials	7.5	17.8	9.2	7.7
Information Technology	17.5	22.8	6.1	9.5
Materials	5.8	5.2	2.3	13.6
Telecommunication Services	3.9	2.8	7.5	12.0
Utilities	––	––	5.0	1.6
Short-Term Investments	––	1.2	3.5	5.0
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

**	Before May 1, 2007, the Portfolio was known as Lazard Retirement Equity Portfolio.

Lazard Retirement Series, Inc.

Portfolios of Investments
June 30, 2007 (unaudited)

Description	Shares	Value
Lazard Retirement U.S. Strategic Equity Portfolio

Common Stocks—98.5%

Alcohol & Tobacco—2.5%
Altria Group, Inc.	1,260	$88,376
Constellation Brands, Inc., Class A (a)	2,460	59,729

		148,105

Banking—4.5%
Bank of America Corp.	2,536	123,985
National City Corp.	1,570	52,312
The Bank of New York Co., Inc.	2,125	88,060

		264,357

Building & Construction—1.9%
Masco Corp.	2,150	61,211
USG Corp. (a)	1,080	52,963

		114,174

Cable Television—1.3%
Comcast Corp., Class A (a)	2,690	75,212

Chemicals—2.5%
Du Pont (E.I.) de Nemours & Co.	1,155	58,720
The Dow Chemical Co.	2,070	91,536

		150,256

Commercial Services—2.4%
Idearc, Inc.	2,240	79,139
R.H. Donnelley Corp. (a)	882	66,838

		145,977

Computer Software—6.3%
Microsoft Corp.	7,505	221,173
Oracle Corp. (a)	4,685	92,341
Yahoo!, Inc. (a)	2,160	58,601

		372,115

Consumer Products—2.1%
Fortune Brands, Inc.	720	59,306
The Stanley Works	1,030	62,521

		121,827

Drugs—7.3%
Barr Pharmaceuticals, Inc. (a)	1,340	67,308
Biogen Idec, Inc. (a)	1,650	88,275
Pfizer, Inc.	3,875	99,084
Sepracor, Inc. (a)	1,140	46,763
Wyeth	2,270	130,162

		431,592

Description	Shares	Value
Energy Integrated—8.2%
Arch Coal, Inc.	1,520	$52,896
Chevron Corp.	1,550	130,572
ConocoPhillips	1,535	120,497
Hess Corp.	1,550	91,388
Massey Energy Co.	3,390	90,344

		485,697

Energy Services—1.3%
BJ Services Co.	2,625	74,655

Financial Services—8.3%
Ameriprise Financial, Inc.	1,120	71,199
Capital One Financial Corp.	810	63,536
Citigroup, Inc.	1,545	79,243
JPMorgan Chase & Co.	2,014	97,578
Mellon Financial Corp.	2,255	99,220
The Bear Stearns Cos., Inc.	555	77,700

		488,476

Food & Beverages—4.5%
Coca-Cola Enterprises, Inc.	5,360	128,640
Kraft Foods, Inc., Class A	1,821	64,190
Smithfield Foods, Inc. (a)	2,380	73,280

		266,110

Forest & Paper Products—4.0%
Ball Corp.	1,090	57,955
Kimberly-Clark Corp.	1,630	109,031
Louisiana-Pacific Corp.	3,620	68,490

		235,476

Insurance—5.9%
American International Group, Inc.	1,150	80,535
Marsh & McLennan Cos., Inc.	3,880	119,814
PartnerRe, Ltd.	1,053	81,608
The Allstate Corp.	1,110	68,276

		350,233

Leisure & Entertainment—4.7%
Gannett Co., Inc.	1,380	75,831
News Corp., Class A	3,615	76,674
Time Warner, Inc.	5,940	124,978

		277,483

Manufacturing—5.4%
Honeywell International, Inc.	1,055	59,376
Pitney Bowes, Inc.	2,050	95,981
Textron, Inc.	830	91,391
United Technologies Corp.	1,040	73,767

		320,515

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value
Lazard Retirement U.S. Strategic Equity Portfolio
(concluded)

Medical Products—4.1%
Boston Scientific Corp. (a)	4,390	$67,343
Hospira, Inc. (a)	1,690	65,978
Johnson & Johnson	1,765	108,759

		242,080

Metals & Mining—1.0%
Newmont Mining Corp.	1,500	58,590

Real Estate—0.7%
CBL & Associates Properties, Inc.	1,240	44,702

Retail—4.7%
CVS Caremark Corp.	2,870	104,612
Foot Locker, Inc.	2,800	61,040
Liz Claiborne, Inc.	2,975	110,967

		276,619

Semiconductors &
Components—2.5%
Flextronics International, Ltd. (a)	5,710	61,668
Intel Corp.	3,540	84,110

		145,778

Description	Shares	Value
Technology—2.3%
International Business Machines Corp.	1,290	$135,773

Technology Hardware—6.2%
Cisco Systems, Inc. (a)	2,150	59,877
Dell, Inc. (a)	2,400	68,520
EMC Corp. (a)	4,340	78,554
Motorola, Inc.	4,320	76,464
Sun Microsystems, Inc. (a)	15,510	81,583

		364,998

Telecommunications—3.9%
Sprint Nextel Corp.	7,139	147,849
Verizon Communications, Inc.	1,980	81,516

		229,365

Total Common Stocks
(Identified cost $5,451,056)		5,820,165

Total Investments—98.5%
(Identified cost $5,451,056) (b)		$5,820,165
Cash and Other Assets in Excess
of Liabilities—1.5%		91,383

Net Assets—100.0%		$5,911,548

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value
Lazard Retirement Small Cap Portfolio

Common Stocks—99.9%

Banking—8.9%
Bank of the Ozarks, Inc.	30,500	$850,035
BankUnited Financial Corp., Class A	33,200	666,324
First Community Bancorp	24,000	1,373,040
Franklin Bank Corp. (a)	38,900	579,610
Prosperity Bancshares, Inc.	37,100	1,215,396
Texas Capital Bancshares, Inc. (a)	28,100	628,035
United Bankshares, Inc.	22,350	710,730
Wintrust Financial Corp.	19,400	850,690
		6,873,860
Building & Construction—3.4%
Beacon Roofing Supply, Inc. (a)	51,700	878,383
Builders FirstSource, Inc. (a)	35,100	563,706
Building Materials Holding Corp.	21,600	306,504
Watsco, Inc.	16,600	903,040
		2,651,633
Chemicals—1.6%
Headwaters, Inc. (a)	27,100	468,017
Polypore International, Inc.	44,800	787,136
		1,255,153
Commercial Services—9.6%
A. M. Castle & Co.	16,800	603,288
Euronet Worldwide, Inc. (a)	14,100	411,156
First Advantage Corp., Class A (a)	25,500	586,755
G & K Services, Inc.	21,600	853,416
infoUSA, Inc.	40,100	409,822
Labor Ready, Inc. (a)	29,800	688,678
Navigant Consulting, Inc. (a)	50,700	940,992
United Rentals, Inc. (a)	19,700	641,038
Universal Technical Institute, Inc. (a)	21,100	535,729
Waste Connections, Inc. (a)	24,100	728,784
Wright Express Corp. (a)	31,500	1,079,505
		7,479,163
Computer Software—2.2%
Secure Computing Corp. (a)	105,000	796,950
United Online, Inc.	55,700	918,493
		1,715,443

Description	Shares	Value
Consumer Products—4.8%
Central Garden & Pet Co. (a)	5,300	$64,978
Central Garden & Pet Co., Class A (a)	47,600	558,348
Ethan Allen Interiors, Inc.	23,900	818,575
Matthews International Corp., Class A	20,800	907,088
Polaris Industries, Inc.	14,000	758,240
Sealy Corp.	39,300	649,236
		3,756,465
Energy Exploration &
Production —1.7%
TXCO Resources, Inc. (a)	70,347	723,167
Venoco, Inc.	34,000	634,780
		1,357,947
Energy Integrated—0.9%
Foundation Coal Holdings, Inc.	16,400	666,496

Energy Services—3.7%
Complete Production Services, Inc. (a)	32,200	832,370
Hercules Offshore, Inc. (a)	29,900	968,162
Pioneer Drilling Co. (a)	27,100	404,061
W-H Energy Services, Inc. (a)	10,500	650,055
		2,854,648
Financial Services—4.6%
HFF, Inc., Class A	72,200	1,119,822
Nelnet, Inc., Class A	18,100	442,364
Thomas Weisel Partners Group, Inc. (a)	40,000	666,000
Waddell & Reed Financial, Inc.	50,700	1,318,707
		3,546,893
Forest & Paper Products—0.5%
Bway Holding Co.	27,800	411,440

Health Services—3.5%
Centene Corp. (a)	28,600	612,612
Five Star Quality Care, Inc. (a)	77,500	618,450
LifePoint Hospitals, Inc. (a)	16,100	622,748
Magellan Health Services, Inc. (a)	7,900	367,113
Skilled Healthcare Group, Inc., Class A	31,400	487,014
		2,707,937
Insurance—2.7%
Aspen Insurance Holdings, Ltd.	25,000	701,750
Max Capital Group, Ltd.	50,200	1,420,660
		2,122,410

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value
Lazard Retirement Small Cap Portfolio (continued)

Leisure & Entertainment—5.2%
Bally Technologies, Inc. (a)	34,700	$916,774
Entravision Communications Corp., Class A (a)	39,900	416,157
RARE Hospitality International, Inc. (a)	36,800	985,136
Red Robin Gourmet Burgers, Inc. (a)	17,000	686,290
Shuffle Master, Inc. (a)	24,200	401,720
TravelCenters of America LLC (a)	15,300	618,885
		4,024,962
Manufacturing—6.6%
Altra Holdings, Inc.	62,300	1,076,544
Applied Signal Technology, Inc.	32,200	502,642
Insteel Industries, Inc.	64,600	1,162,800
Kennametal, Inc.	6,300	516,789
Knoll, Inc.	24,200	542,080
RBC Bearings, Inc. (a)	7,100	292,875
Regal-Beloit Corp.	12,400	577,096
TriMas Corp.	39,700	479,576
		5,150,402
Medical Products—3.9%
American Medical Systems
Holdings, Inc. (a)	54,200	977,768
Pharmanet Development
Group, Inc. (a)	20,200	643,976
Symmetry Medical, Inc. (a)	50,200	803,702
Wright Medical Group, Inc. (a)	23,400	564,408
		2,989,854
Metals & Mining—2.4%
Quanex Corp.	22,700	1,105,490
Schnitzer Steel Industries, Inc., Class A	15,100	723,894
		1,829,384
Real Estate—4.0%
Ashford Hospitality Trust	67,000	787,920
Cousins Properties, Inc.	23,000	667,230
DCT Industrial Trust, Inc.	71,100	765,036
MFA Mortgage Investments, Inc.	117,600	856,128
		3,076,314
Retail—5.0%
Carter’s, Inc. (a)	37,400	970,156
Guitar Center, Inc. (a)	11,479	686,559
Pacific Sunwear of California, Inc. (a)	55,500	1,221,000
Stein Mart, Inc.	52,900	648,554
The Finish Line, Inc.	36,500	332,515
		3,858,784

Description	Shares	Value
Semiconductors &
Components
Actel Corp. (a)	48,300	$671,853
Benchmark Electronics, Inc. (a)	42,850	969,267
Coherent, Inc. (a)	35,900	1,095,309
CPI International, Inc. (a)	32,000	634,560
FARO Technologies, Inc. (a)	20,500	653,130
Integrated Device Technology, Inc. (a)	65,800	1,004,766
Microsemi Corp. (a)	27,600	661,020
Plexus Corp. (a)	49,400	1,135,706
Semtech Corp. (a)	37,400	648,142
TTM Technologies, Inc. (a)	77,100	1,002,300
		8,476,053
Services—1.7%
Bright Horizons Family
Solutions, Inc. (a)	17,500	680,925
Perot Systems Corp., Class A (a)	37,700	642,408
		1,323,333
Technology—1.6%
BearingPoint, Inc. (a)	84,100	614,771
SRA International, Inc., Class A (a)	24,100	608,766
		1,223,537
Technology Hardware—5.8%
Avid Technology, Inc. (a)	22,900	809,515
Avocent Corp. (a)	22,900	664,329
Brightpoint, Inc. (a)	45,000	620,550
Houston Wire & Cable Co. (a)	20,000	568,200
LTX Corp. (a)	113,200	629,392
Mattson Technology, Inc. (a)	48,600	471,420
Powerwave Technologies, Inc. (a)	104,900	702,830
		4,466,236
Telecommunications—2.8%
Alaska Communications Systems
Group, Inc.	5,000	79,200
NTELOS Holdings Corp.	28,700	793,268
PAETEC Holding Corp. (a)	26,500	299,185
USA Mobility, Inc. (a)	38,000	1,016,880
		2,188,533
Transportation—1.9%
AirTran Holdings, Inc. (a)	75,500	824,460
American Commercial Lines, Inc. (a) .	24,400	635,620
		1,460,080
Total Common Stocks
(Identified cost $73,067,740)		77,466,960

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
June 30, 2007 (unaudited)

	Principal
	Amount
Description	(000)	Value
Lazard Retirement Small Cap Portfolio (concluded)

Repurchase Agreement—1.2%
State Street Bank and Trust Co.,
3.70%, 07/02/07
(Dated 06/29/07, collateralized by
$935,000 United States Treasury
Note, 3.375%, 09/15/09, with a
value of $912,794)
Proceeds of $893,275
(Identified cost $893,000)	$893	$893,000

Description	Value
Total Investments—101.1%
(Identified cost $73,960,740) (b)	$78,359,960

Liabilities in Excess of Cash and
Other Assets—(1.1)%	(815,174)

Net Assets—100.0%	$77,544,786

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value
Lazard Retirement International Equity Portfolio

Common Stocks—98.0%

Belgium—1.5%
InBev NV	63,400	$5,037,312

Brazil—0.7%
Petroleo Brasileiro SA ADR	17,400	2,110,098

Finland—1.9%
Nokia Oyj	224,700	6,315,182

France—11.6%
Axa	65,323	2,823,986
BNP Paribas	38,100	4,546,649
Gaz de France	94,200	4,769,546
Lafarge SA	19,469	3,560,189
Renault SA	21,600	3,477,580
Sanofi-Aventis	101,880	8,269,402
Total SA	128,072	10,423,031
Total France		37,870,383

Germany—13.7%
Adidas AG	51,000	3,222,116
Allianz SE	21,100	4,946,726
Continental AG	37,200	5,247,114
DaimlerChrysler AG	104,900	9,717,331
Deutsche Post AG	193,300	6,273,304
E.ON AG	31,700	5,321,158
KarstadtQuelle AG (a)	70,796	2,392,251
Siemens AG	52,138	7,504,125
Total Germany		44,624,125

Greece—1.4%
National Bank of Greece SA	81,846	4,686,774

Ireland—2.1%
Bank of Ireland	129,258	2,608,067
CRH PLC	83,747	4,143,019
Total Ireland		6,751,086

Italy—3.4%
Eni SpA	146,975	5,339,572
UniCredito Italiano SpA	626,372	5,608,627
Total Italy		10,948,199

Description	Shares	Value
Japan—15.1%
Daito Trust Construction Co., Ltd.	113,900	5,413,928
East Japan Railway Co.	358	2,753,958
Hoya Corp.	69,600	2,305,065
Japan Tobacco, Inc.	610	3,003,198
Keyence Corp.	17,600	3,837,953
Nidec Corp.	52,400	3,071,995
Nomura Holdings, Inc.	272,200	5,289,931
Sumitomo Mitsui Financial
Group, Inc.	630	5,866,634
Takeda Pharmaceutical Co., Ltd.	43,200	2,784,501
The Sumitomo Trust and Banking
Co., Ltd.	461,000	4,386,210
THK Co., Ltd.	129,000	3,227,742
Tokyo Gas Co., Ltd.	737,000	3,485,226
Yamada Denki Co., Ltd.	34,900	3,639,921
Total Japan		49,066,262

Netherlands—2.6%
Heineken NV	54,800	3,218,701
TNT NV	116,500	5,259,846
Total Netherlands		8,478,547

New Zealand—1.0%
Telecom Corp. of New Zealand, Ltd.	. 897,200	3,181,474

Singapore—1.9%
Singapore Telecommunications, Ltd.	2,708,000	6,019,942

South Korea—0.9%
Kookmin Bank Sponsored ADR	34,100	2,991,252

Spain—1.8%
Banco Bilbao Vizcaya Argentaria SA	241,504	5,936,171

Sweden—1.5%
Telefonaktiebolaget LM Ericsson,
B Shares	1,178,600	4,719,763

Switzerland—8.5%
Credit Suisse Group	82,974	5,913,658
Nestle SA	21,444	8,153,479
Novartis AG	192,100	10,815,029
Zurich Financial Services AG	8,900	2,754,019
Total Switzerland		27,636,185

Turkey—1.4%
Turkcell Iletisim Hizmetleri AS ADR	280,436	4,669,259

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value
Lazard Retirement International Equity Portfolio
(concluded)

United Kingdom—27.0%
BAE Systems PLC	677,100	$5,501,918
Barclays PLC	213,800	2,985,542
BP PLC	613,518	7,422,512
British American Tobacco PLC	144,700	4,929,609
Diageo PLC	278,106	5,786,226
Friends Provident PLC	654,500	2,353,174
GlaxoSmithKline PLC	267,400	7,001,292
HSBC Holdings PLC	168,400	3,091,502
Imperial Tobacco Group PLC	104,680	4,845,266
ITV PLC	902,900	2,068,769
Kingfisher PLC	578,300	2,628,014
Lloyds TSB Group PLC	377,000	4,205,546
National Grid PLC	188,723	2,794,393
Northern Rock PLC	192,300	3,348,924
Old Mutual PLC	1,242,257	4,209,664
Reckitt Benckiser PLC	82,400	4,521,586
Tesco PLC	510,600	4,287,287
Unilever PLC	158,400	5,132,559
Vodafone Group PLC	3,243,466	10,919,622
Total United Kingdom		88,033,405

Total Common Stocks
(Identified cost $267,319,821)		319,075,419

	Principal
	Amount
Description	(000)	Value
Repurchase Agreement—3.6%
State Street Bank and Trust Co.,
3.70%, 07/02/07
(Dated 06/29/07, collateralized by
$12,250,000 United States Treasury
Note, 3.375%, 09/15/09, with a
value of $11,959,063)
Proceeds of $11,723,614
(Identified cost $11,720,000)	$11,720	$11,720,000

Total Investments—101.6%
(Identified cost $279,039,821) (b)		$330,795,419

Liabilities in Excess of Cash and
Other Assets—(1.6)%		(5,227,856)

Net Assets—100.0%		$325,567,563

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (continued)
June 30, 2007 (unaudited)

Description	Shares	Value
Lazard Retirement Emerging Markets Portfolio

Common Stocks—85.4%

Argentina—1.5%
Tenaris SA ADR	82,000	$4,014,720

Bahrain—0.6%
Investcorp Bank BSC GDR (a)	22,304	568,752
Investcorp Bank BSC GDR (a), (c)	35,584	907,392
Total Bahrain		1,476,144

Brazil—5.3%
Brasil Telecom Participacoes SA ADR	33,500	2,025,410
JHSF Participacoes SA	288,700	1,686,332
Petroleo Brasileiro SA ADR	55,000	6,669,850
Souza Cruz SA	146,911	3,531,661
Total Brazil		13,913,253

Egypt—4.3%
Eastern Tobacco	36,805	2,650,865
Orascom Construction Industries	87,002	5,700,790
Orascom Telecom Holding SAE	238,100	3,057,133
Total Egypt		11,408,788

Hong Kong—0.4%
China Netcom Group Corp.
(Hong Kong), Ltd.	335,000	925,568

Hungary—1.9%
MOL Hungarian Oil and Gas Nyrt.	21,156	3,221,012
Richter Gedeon Nyrt.	9,185	1,852,781
Total Hungary		5,073,793

India—9.9%
Grasim Industries, Ltd.	42,123	2,720,115
Hero Honda Motors, Ltd.	112,421	1,915,525
Hindustan Unilever, Ltd.	467,232	2,182,003
Oil and Natural Gas Corp., Ltd.	234,064	5,179,839
Punjab National Bank, Ltd.	149,900	2,016,947
Satyam Computer Services, Ltd.	324,164	3,719,002
State Bank of India	221,163	8,300,502
Total India		26,033,933

Indonesia—4.8%
PT Astra International Tbk	1,913,500	3,579,208
PT Bank Mandiri Tbk	13,042,500	4,511,103
PT Telekomunikasi Indonesia
Tbk Sponsored ADR	52,100	2,245,510
PT United Tractors Tbk	2,648,900	2,418,752
Total Indonesia		12,754,573

Description	Shares	Value
Israel—3.2%
Bank Hapoalim BM	992,875	$4,839,474
Israel Chemicals, Ltd.	465,133	3,689,186
Total Israel		8,528,660

Mexico—5.8%
Cemex SAB de CV Sponsored
ADR (a)	150,440	5,551,236
Desarrolladora Homex SA de CV
ADR (a)	66,490	4,028,629
Fomento Economico Mexicano SAB
de CV Sponsored ADR	44,700	1,757,604
Grupo Televisa SA Sponsored ADR	99,700	2,752,717
Kimberly-Clark de Mexico SAB
de CV, Series A	303,300	1,320,901
Total Mexico		15,411,087

Philippines—2.6%
Philippine Long Distance
Telephone Co. Sponsored ADR	118,400	6,772,480

Russia—2.9%
Evraz Group SA GDR	50,000	2,055,000
Mobile TeleSystems Sponsored ADR	89,000	5,390,730
Pharmstandard GDR (a), (c)	8,900	149,342
Total Russia		7,595,072

South Africa—10.0%
Aquarius Platinum, Ltd.	159,097	4,992,350
Imperial Holdings, Ltd.	249,694	5,162,420
Kumba Iron Ore, Ltd.	182,834	4,796,411
Murray & Roberts Holdings, Ltd.	219,124	1,988,647
Naspers, Ltd., N Shares	73,000	1,884,004
Sanlam, Ltd.	569,150	1,815,114
Steinhoff International Holdings, Ltd. (a)	974,853	3,346,737
Truworths International, Ltd.	466,656	2,415,335
Total South Africa		26,401,018

South Korea—16.1%
Amorepacific Corp.	2,875	2,277,844
Hite Brewery Co., Ltd.	28,742	3,733,131
Hyundai Motor Co., Ltd.	49,891	3,942,032
Kangwon Land, Inc.	158,340	3,676,148
Kookmin Bank	81,892	7,188,485
Lotte Shopping Co., Ltd. GDR (c)	156,000	3,029,520
Samsung Electronics Co., Ltd. GDR (c)	25,926	8,024,097
Shinhan Financial Group Co., Ltd.	120,960	7,357,887
SK Telecom Co., Ltd.	1,800	414,980
SK Telecom Co., Ltd. ADR	30,100	823,235
Woongjin Coway Co., Ltd.	59,960	2,031,332
Total South Korea		42,498,691

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Portfolios of Investments (concluded)
June 30, 2007 (unaudited)

Description	Shares	Value
Lazard Retirement Emerging Markets Portfolio
(concluded)

Sweden—2.2%
Oriflame Cosmetics SA SDR	121,100	$5,695,437

Taiwan—7.9%
Advantech Co., Ltd.	598,388	1,911,725
Chinatrust Financial Holding
Co., Ltd.	5,252,493	4,091,274
Fubon Financial Holding Co., Ltd.	3,547,000	3,237,692
Hon Hai Precision Industry Co., Ltd.	621,506	5,370,526
Novatek Microelectronics Corp., Ltd.	526,000	2,752,754
Taiwan Semiconductor
Manufacturing Co., Ltd.	1,571,541	3,390,198
Total Taiwan		20,754,169

Thailand—1.5%
Kasikornbank PCL	1,846,100	4,090,562

Turkey—4.5%
Ford Otomotiv Sanayi AS	128,500	1,210,176
Turkcell Iletisim Hizmetleri AS	757,501	5,132,946
Turkcell Iletisim Hizmetleri AS ADR	193,778	3,226,404
Turkiye Is Bankasi, C Shares	494,700	2,329,470
Total Turkey		11,898,996

Total Common Stocks
(Identified cost $180,649,775)		225,246,944

Description	Shares	Value
Preferred Stocks—10.4%

Brazil—9.8%
AES Tiete SA	68,369,689	$2,662,371
Bradespar SA	59,661	2,270,587
Companhia Energetica de Minas
Gerais	74,900	1,596,000
Companhia Vale do Rio Doce,
A Shares	236,900	8,916,345
Iochpe Maxion SA	140,100	2,174,242
Klabin SA	954,300	3,369,284
Tam SA Sponsored ADR	93,100	3,081,610
Tele Norte Leste Participacoes
SA ADR	102,205	1,938,829
Total Brazil		26,009,268

South Korea—0.6%
Hyundai Motor Co., Ltd.	32,450	1,482,184

Total Preferred Stocks
(Identified cost $19,477,162)		27,491,452

	Principal
	Amount
	(000)
Repurchase Agreement—5.0%
State Street Bank and Trust Co.,
3.70%, 07/02/07
(Dated 06/29/07, collateralized by
$13,895,000 United States Treasury
Note, 3.375%, 09/15/09, with a
value of $13,564,994)
Proceeds of $13,299,099
(Identified cost $13,295,000)	$13,295	$13,295,000

Total Investments—100.8%
(Identified cost $213,421,937) (b)		$266,033,396

Liabilities in Excess of Cash and
Other Assets—(0.8)%		(2,097,031)

Net Assets—100.0%		$263,936,365

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Notes to Portfolios of Investments
June 30, 2007 (unaudited)

(a)	Non-income producing security.
(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation are as follows:

	Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
	Retirement U.S. Strategic Equity	$5,451,056	$464,757	$95,648	$369,109
	Retirement Small Cap	73,960,740	7,733,779	3,334,559	4,399,220
	Retirement International Equity	279,039,821	58,037,186	6,281,588	51,755,598
	Retirement Emerging Markets	213,421,937	53,335,357	723,898	52,611,459

(c)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2007, these securities amounted to 4.6% of net assets of Lazard Retirement Emerging Markets Portfolio and are considered to be liquid.

Security Abbreviations:

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
SDR — Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Notes to Portfolios of Investments (concluded)
June 30, 2007 (unaudited)

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

	Lazard	Lazard
	Retirement	Retirement
	International	Emerging
	Equity	Markets
	Portfolio	Portfolio
Industry
Agriculture	—%	1.4%
Alcohol & Tobacco	8.2	3.8
Automotive	5.7	4.6
Banking	16.0	14.2
Building & Construction	4.0	7.6
Cable Television	—	0.7
Consumer Products	1.4	5.9
Drugs	8.9	0.8
Electric	2.5	1.6
Energy Exploration & Production	—	2.0
Energy Integrated	7.8	3.7
Energy Services	—	1.5
Financial Services	4.2	5.3
Food & Beverages	4.1	0.7
Forest & Paper Products	—	1.8
Gas Utilities	2.5	—
Insurance	4.0	—
Leisure & Entertainment	0.6	2.4
Manufacturing	6.2	1.7
Metals & Mining	—	8.7
Real Estate	—	0.6
Retail	5.0	2.1
Semiconductors & Components	0.7	6.1
Technology	0.9	1.4
Technology Hardware	3.3	2.0
Telecommunications	7.6	12.1
Transportation	4.4	3.1
Subtotal	98.0	95.8
Repurchase Agreements	3.6	5.0
Total Investments	101.6%	100.8%

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Statements of Assets and Liabilities
June 30, 2007 (unaudited)

	Lazard		Lazard	Lazard
	Retirement	Lazard	Retirement	Retirement
	U.S. Strategic	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investments in securities, at value	$5,820,165	$78,359,960	$330,795,419	$266,033,396
Cash	78,596	129	915	659,644
Foreign currency	—	—	144,690	121,674
Receivables for:
Investments sold	33,932	1,491,324	—	3,492,389
Capital stock sold	37	60,315	1,423,359	469,021
Dividends and interest	5,844	33,573	804,041	375,081
Amount due from Investment Manager (Note 3)	7,874	—	—	—
Total assets	5,946,448	79,945,301	333,168,424	271,151,205

LIABILITIES
Payables for:
Management fees	—	48,049	196,709	208,164
Accrued distribution fees	1,236	16,340	65,298	33,502
Accrued directors’ fees	71	985	4,013	2,531
Investments purchased	15,676	2,263,291	5,997,684	6,662,837
Capital stock redeemed	873	32,017	1,217,608	63,443
Other accrued expenses and payables	17,044	39,833	119,549	244,363
Total liabilities	34,900	2,400,515	7,600,861	7,214,840
Net assets	$5,911,548	$77,544,786	$325,567,563	$263,936,365

NET ASSETS
Paid in capital	$4,656,648	$44,280,979	$205,723,728	$179,980,392
Undistributed net investment income (loss)	46,633	(11,221)	8,091,124	3,108,120
Accumulated undistributed net realized gain	839,158	28,875,808	59,994,752	28,370,993
Net unrealized appreciation (depreciation) on:
Investments	369,109	4,399,220	51,755,598	52,480,304
Foreign currency	—	—	2,361	(3,444)
Net assets	$5,911,548	$77,544,786	$325,567,563	$263,936,365

Service Shares
Net assets	$5,911,548	$77,544,786	$325,567,563	$172,250,141
Shares of capital stock outstanding*	431,783	4,241,185	20,436,672	6,452,268
Net asset value, offering and redemption price per share	$13.69	$18.28	$15.93	$26.70

Investor Shares
Net assets	—	—	—	$91,686,224
Shares of capital stock outstanding*	—	—	—	3,427,647
Net asset value, offering and redemption price per share	—	—	—	$26.75

Cost of investments in securities	$5,451,056	$73,960,740	$279,039,821	$213,421,937
Cost of foreign currency.	$—	$—	$145,277	$120,025

* $0.001 par value, 1,000,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Statements of Operations
For the six months ended June 30, 2007 (unaudited)

	Lazard		Lazard	Lazard
	Retirement	Lazard	Retirement	Retirement
	U.S. Strategic	Retirement	International	Emerging
	Equity	Small Cap	Equity	Markets
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME (LOSS)
Income:
Dividends	$47,413	$438,368	$5,664,151	$3,078,320
Interest	3,642	44,492	147,014	271,246
Total investment income*	51,055	482,860	5,811,165	3,349,566

Expenses:
Management fees.	21,397	296,450	1,166,469	1,041,105
Distribution fees (Service Shares)	7,132	98,817	388,823	177,669
Custodian fees	29,237	38,659	81,068	199,439
Administration fees	21,723	28,981	52,182	41,898
Professional services	18,580	19,932	34,597	26,405
Shareholders’ reports	441	5,972	60,878	10,616
Shareholders’ services	6,977	7,628	6,886	13,681
Directors’ fees and expenses	171	2,588	9,653	5,752
Shareholders’ meeting	32	462	1,771	1,093
Other	1,015	1,891	4,820	3,002
Total gross expenses	106,705	501,380	1,807,147	1,520,660
Management fees waived and expenses reimbursed	(61,618)	(7,296)	—	—
Administration fees waived	(9,375)	—	—	—
Expense reductions	(51)	—	(530)	(2,275)
Total net expenses	35,661	494,084	1,806,617	1,518,385
Net investment income (loss)	15,394	(11,224)	4,004,548	1,831,181

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments	478,339	5,235,664	21,572,780	14,167,436
Foreign currency	—	—	(196,952)	(203,464)
Net change in unrealized appreciation (depreciation) on:
Investments**	(133,494)	(946,525)	(4,152,567)	19,721,244
Foreign currency	—	—	(9,166)	(4,524)
Net realized and unrealized gain on investments and
foreign currency	344,845	4,289,139	17,214,095	33,680,692
Net increase in net assets resulting from operations	$360,239	$4,277,915	$21,218,643	$35,511,873

* Net of foreign withholding taxes of	$—	$—	$607,405	$299,159
** Net change in unrealized foreign capital gains taxes of	$—	$—	$—	$(77,671)

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Statements of Changes in Net Assets

	Lazard Retirement		Lazard Retirement
	U.S. Strategic Equity Portfolio		Small Cap Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2007	December 31,	June 30, 2007	December 31,
	(unaudited)	2006	(unaudited)	2006
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income (loss)	$15,394	$31,239	$(11,224)	$(295,409)
Net realized gain on investments	478,339	533,597	5,235,664	24,136,236
Net change in unrealized appreciation (depreciation)
on investments	(133,494)	166,637	(946,525)	(4,013,475)
Net increase in net assets resulting from operations	360,239	731,473	4,277,915	19,827,352

Distributions to shareholders:
Service Shares
From net investment income	—	(27,495)	—	—
From net realized gains	—	—	—	(11,366,037)
Net decrease in net assets resulting from distributions	—	(27,495)	—	(11,366,037)

Capital stock transactions:
Service Shares
Net proceeds from sales	2,118,684	2,684,257	1,858,876	19,184,681
Net proceeds from reinvestment of distributions	—	27,495	—	11,366,037
Cost of shares redeemed	(1,645,688)	(2,648,847)	(11,105,978)	(93,468,123)
Net increase (decrease) in net assets from capital
stock transactions	472,996	62,905	(9,247,102)	(62,917,405)
Total increase (decrease) in net assets	833,235	766,883	(4,969,187)	(54,456,090)
Net assets at beginning of period	5,078,313	4,311,430	82,513,973	$136,970,063
Net assets at end of period*	$5,911,548	$5,078,313	$77,544,786	$82,513,973
*Includes undistributed net investment income (loss)	$46,633	$31,239	$(11,221)	$3

Shares issued and redeemed:
Service Shares
Shares outstanding at beginning of period	394,810	391,371	4,767,452	8,395,800
Shares sold	160,787	226,132	104,851	1,120,630
Shares issued to shareholders from reinvestment
of distributions	—	2,376	—	745,317
Shares redeemed	(123,814)	(225,069)	(631,118)	(5,494,295)
Net increase (decrease)	36,973	3,439	(526,267)	(3,628,348)
Shares outstanding at end of period	431,783	394,810	4,241,185	4,767,452

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Statements of Changes in Net Assets (concluded)

	Lazard Retirement		Lazard Retirement
	International Equity Portfolio		Emerging Markets Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2007	December 31,	June 30, 2007	December 31,
	(unaudited)	2006	(unaudited)	2006

INCREASE IN NET ASSETS

Operations:
Net investment income	$4,004,548	$4,335,046	$1,831,181	$1,489,003
Net realized gain on investments and foreign currency	21,375,828	38,581,561	13,963,972	14,367,873
Net change in unrealized appreciation (depreciation)
on investments and foreign currency	(4,161,733)	14,928,632	19,716,720	14,823,522
Net increase in net assets resulting from operations	21,218,643	57,845,239	35,511,873	30,680,398

Distributions to shareholders:
From net investment income
Service Shares	—	(2,929,782)	—	(508,630)
Investor Shares	—	—	—	(49,478)
From net realized gains
Service Shares	—	(12,191,657)	—	(6,647,965)
Investor Shares	—	—	—	(581,670)
Net decrease in net assets resulting from distributions	—	(15,121,439)	—	(7,787,743)

Capital stock transactions:
Net proceeds from sales
Service Shares	25,167,843	29,502,896	31,252,333	50,674,749
Investor Shares	—	—	46,853,845	40,132,516
Net proceeds from reinvestment of distributions
Service Shares	—	15,121,439	—	7,154,647
Investor Shares	—	—	—	633,069
Cost of shares redeemed
Service Shares	(29,511,784)	(45,092,073)	(12,301,232)	(30,795,545)
Investor Shares	—	—	(8,695,458)	(2,189,297)
Net increase (decrease) in net assets from capital
stock transactions	(4,343,941)	(467,738)	57,109,488	65,610,139
Total increase in net assets	16,874,702	42,256,062	92,621,361	88,502,794
Net assets at beginning of period	308,692,861	266,436,799	171,315,004	82,812,210
Net assets at end of period*	$325,567,563	$308,692,861	$263,936,365	$171,315,004
*Includes undistributed net investment income	$8,091,124	$4,086,576	$3,108,120	$1,276,939

Shares issued and redeemed:
Service Shares
Shares outstanding at beginning of period	20,736,302	20,774,060	5,698,332	4,403,558
Shares sold	1,624,714	2,088,551	1,277,438	2,452,613
Shares issued to shareholders from reinvestment
of distributions	—	1,120,953	—	375,375
Shares redeemed	(1,924,344)	(3,247,262)	(523,502)	(1,533,214)
Net increase (decrease)	(299,630)	(37,758)	753,936	1,294,774
Shares outstanding at end of period	20,436,672	20,736,302	6,452,268	5,698,332

Investor Shares*
Shares outstanding at beginning of period			1,849,829	—
Shares sold			1,951,375	1,923,577
Shares issued to shareholders from reinvestment
of distributions			—	33,215
Shares redeemed			(373,557)	(106,963)
Net increase			1,577,818	1,849,829
Shares outstanding at end of period			3,427,647	1,849,829

*The inception date for Lazard Retirement Emerging Markets Portfolio Investor Shares was May 1, 2006.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:
LAZARD RETIREMENT U.S. STRATEGIC EQUITY PORTFOLIO

	Six Months
	Ended	Year Ended
Service Shares	6/30/07 †	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$12.86	$11.02	$10.74	$9.67	$7.85	$9.38
Income (loss) from investment operations:
Net investment income	0.03	0.09	0.08	0.08	0.06	0.06
Net realized and unrealized gain (loss)	0.80	1.83	0.28	1.05	1.82	(1.58)
Total from investment operations	0.83	1.92	0.36	1.13	1.88	(1.52)
Less distributions from:
Net investment income	—	(0.08)	(0.08)	(0.06)	(0.06)	(0.01)
Total distributions	—	(0.08)	(0.08)	(0.06)	(0.06)	(0.01)
Net asset value, end of period	$13.69	$12.86	$11.02	$10.74	$9.67	$7.85
Total Return (a)	6.45%	17.48%	3.38%	11.79%	24.01%	(16.25)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,912	$5,078	$4,311	$4,883	$4,591	$3,750
Ratios to average net assets:
Net expenses (c)	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses (c)	3.74%	4.45%	3.57%	3.58%	3.89%	3.74%
Net investment income (c)	0.54%	0.68%	0.59%	0.75%	0.73%	0.58%
Portfolio turnover rate	60%	102%	75%	59%	56%	94%

LAZARD RETIREMENT SMALL CAP PORTFOLIO

	Six Months
	Ended	Year Ended
Service Shares	6/30/07 †	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$17.31	$16.31	$16.90	$14.71	$10.72	$13.08
Income (loss) from investment operations:
Net investment income (loss)	— (b)	(0.06)	(0.04)	— (b)	— (b)	0.01
Net realized and unrealized gain (loss)	0.97	2.49	0.69	2.19	3.99	(2.32)
Total from investment operations	0.97	2.43	0.65	2.19	3.99	(2.31)
Less distributions from:
Net realized gains	—	(1.43)	(1.24)	—	—	(0.05)
Total distributions	—	(1.43)	(1.24)	—	—	(0.05)
Net asset value, end of period	$18.28	$17.31	$16.31	$16.90	$14.71	$10.72
Total Return (a)	5.60%	16.07%	3.99%	14.89%	37.22%	(17.68)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$77,545	$82,514	$136,970	$110,982	$76,636	$47,453
Ratios to average net assets:
Net expenses (c)	1.25%	1.18%	1.22%	1.25%	1.25%	1.25%
Gross expenses (c)	1.27%	1.18%	1.22%	1.28%	1.37%	1.42%
Net investment income (loss) (c)	(0.03)%	(0.22)%	(0.26)%	(0.35)%	0.03%	(0.17)%
Portfolio turnover rate	48%	87%	93%	98%	78%	108%

†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Period of less than one year is not annualized.
(b)	Amount is less than $0.01 per share.
(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

	Six Months
	Ended	Year Ended
Service Shares	6/30/07 †	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$14.89	$12.83	$11.88	$10.39	$8.11	$9.09
Income (loss) from investment operations:
Net investment income	0.20	0.21	0.15	0.09	0.04	0.05
Net realized and unrealized gain (loss)	0.84	2.61	1.08	1.46	2.27	(1.02)
Total from investment operations	1.04	2.82	1.23	1.55	2.31	(0.97)
Less distributions from:
Net investment income	—	(0.15)	(0.11)	(0.06)	(0.03)	(0.01)
Net realized gains	—	(0.61)	(0.17)	—	—	—
Total distributions	—	(0.76)	(0.28)	(0.06)	(0.03)	(0.01)
Net asset value, end of period	$15.93	$14.89	$12.83	$11.88	$10.39	$8.11
Total Return (a)	6.98%	22.53%	10.65%	14.98%	28.52%	(10.71)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$325,568	$308,693	$266,437	$206,625	$130,443	$48,913
Ratios to average net assets:
Net expenses (b)	1.16%	1.19%	1.21%	1.25%	1.25%	1.25%
Gross expenses (b)	1.16%	1.19%	1.21%	1.29%	1.40%	1.65%
Net investment income (b)	2.57%	1.51%	1.45%	1.05%	1.25%	0.98%
Portfolio turnover rate	31%	75%	54%	53%	38%	49%

†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment
Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Period of less than one year is not annualized.
(b)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.
Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each period:
LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

	Six Months
	Ended	Year Ended
Service Shares	6/30/07†	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value, beginning of period	$22.69	$18.81	$13.91	$10.73	$7.02	$7.17
Income (loss) from investment operations:
Net investment income (a)	0.20	0.27	0.13	0.05	0.10	0.05
Net realized and unrealized gain (loss)	3.81	5.08	5.41	3.21	3.61	(0.16)
Total from investment operations	4.01	5.35	5.54	3.26	3.71	(0.11)
Less distributions from:
Net investment income	—	(0.10)	(0.05)	(0.08)	— (c)	(0.04)
Net realized gains	—	(1.37)	(0.59)	—	—	—
Total distributions	—	(1.47)	(0.64)	(0.08)	—	(0.04)
Net asset value, end of period	$26.70	$22.69	$18.81	$13.91	$10.73	$7.02
Total Return (b)	17.67%	29.95%	40.78%	30.59%	52.94%	(1.50)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$172,250	$129,306	$82,812	$31,710	$15,937	$7,965
Ratios to average net assets:
Net expenses (d)	1.54%	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses (d)	1.54%	1.69%	1.95%	2.36%	2.96%	3.92%
Net investment income (d)	1.66%	1.30%	1.39%	1.13%	1.69%	0.95%
Portfolio turnover rate	23%	48%	51%	43%	41%	53%

	Six Months	For the Period
	Ended	5/1/06* to
Investor Shares	6/30/07†	12/31/06
Net asset value, beginning of period	$22.71	$22.13
Income from investment operations:
Net investment income (a)	0.24	0.19
Net realized and unrealized gain	3.80	1.88
Total from investment operations	4.04	2.07
Less distributions from:
Net investment income	—	(0.12)
Net realized gains	—	(1.37)
Total distributions	—	(1.49)
Net asset value, end of period	$26.75	$22.71
Total Return (b)	17.79%	10.64%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$91,686	$42,009
Ratios to average net assets:
Net expenses (d)	1.29%	1.35%
Gross expenses (d)	1.29%	1.54%
Net investment income (d)	1.97%	1.38%
Portfolio turnover rate	23%	48%

†	Unaudited.
*	The inception date for Investor Shares was May 1, 2006.
(a)	Beginning with the fiscal year ended 12/31/06, net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio's Investment
Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Periods of less than one year are not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Retirement Series, Inc.

Notes to Financial Statements
June 30, 2007 (unaudited)

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of nine no-load portfolios (each referred to as a “Portfolio”), which are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Fund may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. Currently, only the following four Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard Retirement U.S. Strategic Equity Portfolio (formerly Lazard Retirement Equity Portfolio) (“U.S. Strategic Equity Portfolio”), Lazard Retirement Small Cap Portfolio (“Small Cap Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”) and Lazard Retirement Emerging Markets Portfolio (“Emerging Markets Portfolio”). Each of the other five Portfolios had not commenced operations as of June 30, 2007.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NAS-DAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair

Lazard Retirement Series, Inc.

Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(e) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2006, the Fund had no unused capital loss carryforwards.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2006, the Portfolios did not elect to defer net capital and currency losses arising between November 1, 2006 and December 31, 2006.

(f) Dividends and Distributions—Each Portfolio intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions and wash sales. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(g) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Service Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(i) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements

The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management

Lazard Retirement Series, Inc.

Notes to Financial Statements (continued)
June 30, 2007 (unaudited)

fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate
U.S. Strategic Equity	0.75%
Small Cap	0.75
International Equity	0.75
Emerging Markets	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Service Shares	Investor Shares
U.S. Strategic Equity	1.25%	N/A
Small Cap	1.25	N/A
International Equity	1.25	N/A
Emerging Markets	1.60	1.35%

During the period ended June 30, 2007, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

Portfolio	Service Shares
U.S. Strategic Equity	$61,618
Small Cap	7,296

The Fund has entered into an administrative agreement with State Street Bank and Trust Company (“State Street”) to provide certain administrative services. Each Portfolio bears the cost of such services at a total fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of its fee annually for the U.S. Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $60,000 per year, plus $4,000 per meeting attended ($1,500 per meeting attended by telephone and $1,000 for committee, subcommittee or certain other special meetings not held in conjunction with a Board meeting) for the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2007 were as follows:

Portfolio	Purchases	Sales
U.S. Strategic Equity	$3,792,164	$3,370,555
Small Cap	37,647,004	42,686,595
International Equity	99,720,735	96,385,933
Emerging Markets	108,566,109	45,635,158

For the period ended June 30, 2007, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. A Portfolio’s investments in emerging markets are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and

Lazard Retirement Series, Inc.

Notes to Financial Statements (concluded)
June 30, 2007 (unaudited)

political systems that are less stable, than those of developed countries.

7. Recent Accounting Pronouncements

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (“FIN 48”) — was issued and is effective for fiscal years beginning after Decem-ber 15, 2006. The Securities and Exchange Commission has issued guidance that when applying FIN 48 in computing the net asset value (“NAV”) of the Portfolios on a daily basis, the first day the daily NAV would be impacted would be the last business day in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of FIN 48 to the Portfolios, and has determined that there is no impact resulting from the adoption of FIN 48 on the Portfolios’ financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management is evaluating the application of FAS 157 to the Portfolios, and believes the impact resulting from the adoption of FAS 157 will be limited to expanded disclosures in the Fund’s financial statements.

Lazard Retirement Series, Inc.

Proxy Voting Results
(unaudited)

A special meeting of shareholders was held on May 9, 2007, to vote on the following proposal. The proposal received the required number of votes of shareholders and was adopted.

Proposal 1:	To elect each of Mr. Ashish Bhutani, Ms. Nancy A. Eckl and Mr. Leon M. Pollack as a Fund Director, each to serve for an indefinite term and until his or her successor is duly elected and qualified.

Director	For	Withhold Authority
Ashish Bhutani	30,628,091	2,123,074
Nancy A. Eckl	31,153,831	1,597,335
Leon M. Pollack	31,049,835	1,701,331

Lazard Retirement Series, Inc.

Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)	and Other Directorships Held

Non-Interested Directors:

Kenneth S. Davidson (62)	Director	President, Davidson Capital Management Corporation; President, Aquiline
	since April 1997	Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridge-
hampton Chamber Music Festival; Trustee, American Friends of the National
Gallery, London.

Nancy A. Eckl (44)	Director	Former Vice President, Trust Investments, American Beacon Advisers, Inc.
	since May 2007	(“American Beacon”) and Vice President of certain funds advised by Ameri-
can Beacon; Trustee, College Retirement Equities Fund.

Lester Z. Lieberman (77)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey; Director,
	since April 1997	Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory
Trustee, New Jersey Medical School; Director, Public Health Research Insti-
tute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey
Performing Arts Center.

Leon M. Pollack (66)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette; Chairman of the
	since August 2006	Board of Trustees, Adelphi University; Director, J.B. Hanauer & Co. (broker-
dealer).

Richard Reiss, Jr. (63)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director,
	since April 1997	O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (59)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and
	since September 2004	Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co.,
Inc.; Former Director, Independent Bank, Memphis.

Interested Directors(3):

Charles Carroll (46)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the Investment Manager.
President and Director
since June 2004

Ashish Bhutani (47)	Director	Chief Executive Officer of the Investment Manager; from 2001 to December
	since July 2005	2002, Co-Chief Executive Officer North America of Dresdner Kleinwort
Wasserstein and member of its Global Corporate and Markets Board and the
Global Executive Committee.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director also serves as a Director for each of the Lazard Funds (comprised of 17 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Act that is advised by an affiliate of the Investment Manager. Each Director serves an indefinite term, until his or her successor is elected.
(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-887-4929.

Lazard Retirement Series, Inc.

Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) and Term
Address(1)	with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (34)	Vice President	Managing Director and General Counsel of the Investment Manager.
and Secretary
since April 2002

Stephen St. Clair (48)	Treasurer	Vice President of the Investment Manager.
since May 2003

Brian Kawakami (57)	Chief Compliance	Senior Vice President and Chief Compliance Officer of the Investment
	Officer	Manager; Chief Compliance Officer at INVESCO, from July 2002 to April
	since August 2006	2006 .

Brian D. Simon (45)	Assistant Secretary	Director of the Investment Manager; Vice President, Law & Regulations at
	since November 2002	J . & W. Seligman & Co., from July 1999 to October 2002.

David A. Kurzweil (33)	Assistant Secretary	Vice President of the Investment Manager; Associate at Kirkpatrick &
	since April 2005	Lockhart LLP, a law firm, from August 1999 to January 2003.

Cesar A. Trelles (32)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for
	since December 2004	Mutual Fund Finance Group at UBS Global Asset Management, from August
1998 to August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

Lazard Retirement Series, Inc.

Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Lazard Retirement Series, Inc.
 30 Rockefeller Plaza
 New York, New York 10112-6300
Telephone: 800-887-4929
http://www.LazardNet.com

Investment Manager
 Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-887-4929

Distributor
 Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
 State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
 Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
 Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
 Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Retirement Series, Inc.	30 Rockefeller Plaza New York, NY 10112-6300	Tel 800-887-4929 www.LazardNet.com

ITEM 2. CODE OF ETHICS.

     Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

     Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     The Registrant has a Nominating Committee (the "Committee") of the Board of Directors (the “Board”), which is currently comprised of all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Registrant. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Procedures and Charter, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)          Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 4, 2007

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 4, 2007